UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2010

ADDUS HOMECARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34504	20-5340172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2401 South Plum Grove Road, Palatine, Illinois	60067
(Address of principal executive offices)	(Zip Code)

(847) 303-5300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 18, 2010, Addus HealthCare, Inc. (“Addus HealthCare”), a wholly-owned subsidiary of Addus HomeCare Corporation (the “Company”), and certain subsidiaries of Addus HealthCare (together with Addus HealthCare, the “Borrowers”), entered into an amendment (the “Amendment”) to the Loan and Security Agreement, dated as of November 2, 2009 (the “Credit Agreement”), among the Borrowers, Fifth Third Bank, as agent, the financial institutions from time to time parties thereto, and the Company, as guarantor. The Amendment (i) increases the maximum aggregate amount of revolving loans available to the Borrowers under the Credit Agreement by $5,000,000 to $55,000,000, (ii) modifies the Borrowers’ maximum senior debt leverage ratio from 2.75 to 1.0 to 3.00 to 1.0 for the twelve (12) month period ending March 31, 2010 and each twelve (12) month period ending on the last day of each fiscal quarter thereafter and (iii) increases the advance multiple used to determine the amount of the borrowing base from 2.75 to 1.0 to 3.00 to 1.0. This description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the actual terms of the Amendment, which is attached as Exhibit 99.1 hereto, and is incorporated by reference herein.

On March 18, 2010, the Company issued (i) an Amended and Restated Unsecured 10% Junior Subordinated Promissory Note (the “Amended ECP III Note”) to Eos Capital Partners III, L.P. (“ECP III”) in the principal amount of $6,074,493, which amends and restates the Unsecured 10% Junior Subordinated Promissory Note in the original principal amount of $10,049,929 issued by the Company to ECP III on November 2, 2009 (the “Original ECP III Note”) and (ii) an Amended and Restated Unsecured 10% Junior Subordinated Promissory Note (the “Amended Eos SBIC Note” and, together with the Amended ECP III Note, the “Amended Notes”) to Eos Partners SBIC III, L.P. (“Eos SBIC”) in the principal amount of $1,744,265, which amends and restates the Unsecured 10% Junior Subordinated Promissory Note in the original principal amount of $2,885,795 issued by the Company to Eos SBIC on November 2, 2009 (the “Original Eos SBIC Note” and, together with the Original ECP III Note, the “Original Notes”). Pursuant to the Amended Notes, the Original Notes were amended to (i) extend the maturity date of each Amended Note from September 30, 2011 to December 31, 2012, (ii) modify the amortization schedule of each of the Original Notes and (iii) permit the prepayment of all or a portion of the principal amount of each of the Amended Notes, together with interest on the principal amount so prepaid, so long as before and after giving effect to such prepayment (a) no senior default exists or would be caused thereby, (b) the Company and its affiliates are in pro forma compliance with the fixed charge coverage financial covenant set forth in the Credit Agreement, as amended by the Amendment, as if such ratio were set at 1.2:1.0, (c) the Borrowers have excess availability (as defined in the Credit Agreement, as amended by the Amendment) of at least $4,000,000, (d) the Company and its affiliates are in pro forma compliance with the capital expenditures limitations financial covenant set forth in the Credit Agreement, as amended by the Amendment, and (e) the Company and its affiliates are in pro forma compliance with the senior debt leverage financial covenant set forth in the Credit Agreement, as amended by the Amendment, as if such ratio were set at 1.5:1.0. ECP III and Eos SBIC are significant stockholders of the Company, and two of the Company’s directors are affiliates of ECP III and Eos SBIC. This description of the Amended Notes is qualified in its entirety by reference to the actual Amended Notes, which are attached as Exhibits 99.2 and 99.3 hereto and are incorporated by reference herein.

Item 2.02.	Results of Operations and Financial Condition

On March 18, 2010, the Company issued a press release announcing its earnings for the quarter and year ended December 31, 2009. A copy of the press release is furnished as Exhibit 99.4 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.4, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is also responsive to Item 2.03 of this Current Report on Form 8-K and is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Consent and Amendment No. 1 to the Loan and Security Agreement, dated as of March 18, 2010, by and among Addus HealthCare, Inc., Addus HealthCare (Idaho), Inc., Addus HealthCare (Indiana), Inc., Addus HealthCare (Nevada), Inc., Addus HealthCare (New Jersey), Inc., Addus HealthCare (North Carolina), Inc., Benefits Assurance Co., Inc., Fort Smith Home Health Agency, Inc., Little Rock Home Health Agency, Inc., Lowell Home Health Agency, Inc., PHC Acquisition Corporation and Professional Reliable Nursing Service, Inc., as borrowers, Fifth Third Bank, as agent, the financial institutions that are or may from time to time become parties thereto, and Addus HomeCare Corporation, as guarantor.

99.2	Amended and Restated Unsecured 10% Junior Subordinated Promissory Note, dated as of March 18, 2010, by and between Addus HomeCare Corporation and Eos Capital Partners III, L.P. in the principal amount of $6,074,493.24.

99.3	Amended and Restated Unsecured 10% Junior Subordinated Promissory Note, dated as of March 18, 2010, by and between Addus HomeCare Corporation and Eos Partners SBIC III, L.P. in the principal amount of $1,744,265.26.

99.4	Press release of Addus HomeCare Corporation dated March 18, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDUS HOMECARE CORPORATION

Dated: March 18, 2010	By:	/s/ Francis J. Leonard
	Name:	Francis J. Leonard
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Consent and Amendment No. 1 to the Loan and Security Agreement, dated as of March 18, 2010, by and among Addus HealthCare, Inc., Addus HealthCare (Idaho), Inc., Addus HealthCare (Indiana), Inc., Addus HealthCare (Nevada), Inc., Addus HealthCare (New Jersey), Inc., Addus HealthCare (North Carolina), Inc., Benefits Assurance Co., Inc., Fort Smith Home Health Agency, Inc., Little Rock Home Health Agency, Inc., Lowell Home Health Agency, Inc., PHC Acquisition Corporation and Professional Reliable Nursing Service, Inc., as borrowers, Fifth Third Bank, as agent, the financial institutions that are or may from time to time become parties thereto, and Addus HomeCare Corporation, as guarantor.

99.2	Amended and Restated Unsecured 10% Junior Subordinated Promissory Note, dated as of March 18, 2010, by and between Addus HomeCare Corporation and Eos Capital Partners III, L.P. in the principal amount of $6,074,493.24.

99.3	Amended and Restated Unsecured 10% Junior Subordinated Promissory Note, dated as of March 18, 2010, by and between Addus HomeCare Corporation and Eos Partners SBIC III, L.P. in the principal amount of $1,744,265.26.

99.4	Press release of Addus HomeCare Corporation dated March 18, 2010.